UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2016

Commission file number 001-32511

IHS INC.

(Exact name of registrant as specified in its charter)

Delaware	13-3769440
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

15 Inverness Way East

Englewood, CO 80112

(Address of principal executive offices)

(303) 790-0600

(Registrant’s telephone number, including area code)

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On March 20, 2016, IHS Inc., a Delaware corporation (“IHS”), Markit Ltd., a Bermuda company (“Markit”), and Marvel Merger Sub, Inc., a Delaware corporation and an indirect and wholly-owned subsidiary of Markit (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which Merger Sub will merge with and into IHS, with IHS surviving such merger as an indirect, wholly-owned subsidiary of Markit (the “Merger”).

The board of directors of each of IHS, Markit and Merger Sub has unanimously approved the Merger Agreement and the transactions contemplated thereby (the “Transactions”).

Transactions

Subject to the terms and conditions set forth in the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of Class A common stock, par value $0.01 per share, of IHS (the “IHS Common Stock”) issued and outstanding immediately prior to the Effective Time (excluding any shares of IHS that are held in treasury) will be converted into the right to receive 3.5566 (the “Exchange Ratio”) fully paid and nonassessable common shares of Markit (the “Markit Common Shares”).

The Merger Agreement provides that, at the Effective Time, the outstanding equity awards of IHS will be converted into equivalent equity awards of Markit, after giving effect to the Exchange Ratio and appropriate adjustments to reflect the consummation of the Merger.

The Merger Agreement also provides that upon completion of the Merger, subject to the applicable approvals by Markit shareholders at a special meeting of Markit shareholders, Markit will (i) adopt the Amended and Restated Markit Bye-laws (the “Markit Amended Bye-laws”), which set forth certain post-closing governance related matters, as described below, and (ii) change its name from Markit Ltd. to IHS Markit Ltd.

Governance

Pursuant to the terms of the Merger Agreement, the parties have agreed to certain governance related matters that will also be set forth in the proposed Markit Amended Bye-laws, the approval of which is a condition to the closing of the Transactions, as described below. The Merger Agreement provides that, as of the Effective Time, the board of directors of the combined company will initially consist of eleven directors, six of whom will be designated by IHS (each, an “IHS Designee”), and five of whom will be designated by Markit (each, a “Markit Designee”), with each class of directors to be made up, as near as possible, of an equal number of IHS Designees and Markit Designees. If, as of the Effective Time, Jerre Stead, the current Chief Executive Officer of IHS, is unwilling or unable to serve as a director (and at the time of the Chairman and Chief Executive Officer succession described below), the number of directors of the combined company will be reduced to ten, consisting of five IHS Designees and five Markit Designees.

The Merger Agreement provides that, as of the Effective Time, (i) Mr. Stead will serve as Chairman and Chief Executive Officer of the combined company and (ii) Lance Uggla, the current Chief Executive Officer of Markit, will serve as President of the combined company. If, as of the Effective Time, Mr. Stead is unwilling or unable to serve as Chairman and Chief Executive Officer of the Company, Mr. Uggla will serve as Chairman and Chief Executive Officer of the Company. Effective as of the Change Date (as defined below, being not later than December 31, 2017), Mr. Stead will cease to be Chairman, a director and Chief Executive Officer of the combined company and Mr. Uggla will be appointed Chairman and Chief Executive Officer of the combined company, in each case unless otherwise decided by Supermajority Approval (excluding the vote of Mr. Uggla in the case of his appointment).

Conditions to the Merger

The completion of the Merger is subject to the satisfaction or waiver of certain conditions, including (i) the approval and adoption of the Merger Agreement by holders of a majority of the outstanding shares of IHS common stock; (ii) the approval of the issuance of Markit Common Shares in the Merger (the “Markit Share Issuance”) by an affirmative vote of the holders of a majority of the votes cast at the Markit special meeting; (iii) the approval of the Markit Amended Bye-laws by an affirmative vote of the holders of Markit common shares representing not less than 66 2/3% of the votes attaching to all shares in issue; (iv) the approval of Markit’s name change to IHS Markit Ltd. by an affirmative vote of the holders of a majority of the votes cast at the Markit special meeting (the “Markit Name Change”); (v) the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended; (vi) all specified consents of, or filings with, government entities having been obtained (without any imposition of a regulatory material adverse effect); (vii) the absence of any injunction or other legal prohibition or restraint on the consummation of the Transactions (including no imposition of a regulatory material adverse effect); (viii) the effectiveness of the registration statement on Form F-4; (ix) authorization for listing on the NYSE or NASDAQ of the Markit Common Shares to be issued in the Merger; (x) the accuracy of each party’s representations and warranties, subject to specified materiality exceptions and that no material adverse effect has occurred with respect to the other party; and (xi) the other party having complied, in all material respects, with its obligations under the Agreement.

Representations and Warranties; Covenants

The Merger Agreement contains mutual customary representations and warranties made by each of IHS and Markit, and also contains mutual customary pre-closing covenants, including covenants, among others, (i) to operate each of their respective businesses in the ordinary course consistent with past practice and to refrain from taking certain actions without the other party’s consent; (ii) not to solicit, initiate, knowingly encourage or knowingly take any other action designed to facilitate, and, subject to certain exceptions, not to participate in any discussions or negotiations, or cooperate in any way with respect to, any inquiries or the making of, any proposal of an alternative transaction; (iii) subject to certain exceptions, not to withdraw, qualify or modify the support of its board of directors for the Transactions; and (iv) to use their respective reasonable best efforts to obtain governmental, regulatory and third party approvals. In addition, the Merger Agreement contains covenants that require each of IHS and Markit to call and hold a special stockholder and special shareholder meeting, respectively, and, subject to certain exceptions, require each of the board of directors of IHS and Markit to recommend to its stockholders or shareholders, as applicable, to approve the Merger and adopt the Merger Agreement or approve the Markit Share Issuance, the Markit Amended Bye-laws and the Markit Name Change, as applicable.

Termination and Termination Fees

The Merger Agreement contains certain termination rights for each of IHS and Markit, including in the event that (i) the Merger is not consummated on or before November 30, 2016, subject to each party having the right to unilaterally extend such date until February 28, 2017 (the “Outside Date”), (ii) the approval of the Merger and the adoption of the Merger Agreement by the stockholders of IHS or the approval of the Markit Share Issuance, the Markit Amended Bye-laws and the Markit Name Change by the shareholders of Markit is not obtained at the respective stockholder or shareholder meetings, as applicable, or (iii) if any restraint having the effect of preventing the consummation of the Merger shall have become final and nonappealable or if any governmental entity that must grant a requisite regulatory approval has denied approval of the Merger or if such approval is conditioned upon the imposition of a regulatory material adverse effect and such denial or conditional approval shall have become final and nonappealable. In addition, IHS and Markit can each terminate the Merger Agreement prior to the stockholder or shareholder meeting, as applicable, of the other party if, among other things, the other party’s board of directors has changed its recommendation that its stockholders or shareholders approve the Merger or the Markit Share Issuance, the Markit Amended Bye-laws and the Markit Name Change, as applicable, or has failed to make or reaffirm such recommendation in certain circumstances.

The Merger Agreement further provides that IHS will pay to Markit a termination fee in cash equal to $272,000,000 or that Markit will pay to IHS a termination fee in cash equal to $195,000,000 upon termination of the Merger Agreement under specified circumstances, including (i) a termination of the Merger Agreement as a result of a change in the recommendation of the board of directors of such party or (ii) a termination of the Merger Agreement by (1) either party if such party’s requisite stockholder or shareholder approval is not obtained, (2) the other party if there is an uncured breach of the Merger Agreement by such party such that the closing conditions would not be satisfied, or (3) either party if the Merger is not consummated by the Outside Date and the requisite stockholder or shareholder approval of the other party has been obtained and, in each case set forth in this clause (ii), at the time of the relevant event giving rise to termination of the Merger Agreement there was an offer or proposal for an alternative transaction with respect to such party and such party enters into or consummates an alternative transaction within 12 months following such date of termination.

In addition, if either IHS or Markit terminates the Merger Agreement in the event the requisite stockholder or shareholder approval, as applicable, is not obtained, the party whose stockholders or shareholders failed to provide the requisite approval is required to pay the other party’s expenses in an amount equal to $30,000,000.

The foregoing description of the Merger Agreement is qualified in its entirety to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and incorporated herein by reference. The Merger Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about IHS or Markit. In particular, the assertions embodied in the representations and warranties contained in the Merger Agreement are qualified by information in confidential disclosure letters provided by each of IHS and Markit in connection with the signing of the Merger Agreement. These confidential disclosure letters contain information that modifies, qualifies and creates exceptions to the representations and warranties and certain covenants set forth in the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement were used for the purpose of allocating risk between IHS and Markit rather than establishing matters as facts and were made only as of the date of the Merger Agreement (or such other date or dates as may be specified in the Merger Agreement). Accordingly, the representations and warranties in the Merger Agreement should not be relied upon as characterizations of the actual state of facts about IHS or Markit.

Markit Amended Bye-laws

Pursuant to the Markit Amended Bye-laws, Mr. Stead will serve as the Chairman of the board of directors and Chief Executive Officer of the combined company until the first date on which Mr. Stead is not the Chairman, a director and the Chief Executive Officer of the combined company (such date not being later than December 31, 2017, the “Change Date”), unless otherwise determined by an affirmative vote of not less than 75% of the board of directors of the combined company then in office (such approval, “Supermajority Approval”). Effective as of the Change Date, Mr. Uggla will be appointed the Chairman of the board of directors and Chief Executive Officer of the combined company, unless otherwise determined by Supermajority Approval (excluding the vote of Mr. Uggla). Effective as of the Change Date, Mr. Stead will cease to serve as a director of the combined company and the size of the board of directors of the combined company will be reduced to ten directors, unless otherwise determined by Supermajority Approval.

Prior to the Change Date, if any IHS Designee or Markit Designee can no longer serve as a director of the combined company due to death, disability, disqualification or resignation, the remaining IHS Designees (if the departing director is a IHS Designee) or Markit Designees (if the departing director is a Markit designee), will appoint his or her successor, in each case, with the affirmative vote of a majority of such remaining IHS or Markit Designees, as applicable.

The foregoing description of the Markit Amended Bye-laws is qualified in its entirety to the full text of the Markit Amended Bye-laws, which is Exhibit A to the Merger Agreement.

Item 7.01	Regulation FD Disclosure.

On March 21, 2016, IHS made available (i) a Transaction Website, a screenshot of which is attached, (ii) IHS FAQs for Employees and Colleagues, (iii) Memo to Colleagues, (iv) IHS FAQs for Customers, (v) Q1 Colleague Video Transcript, and (vi) the Joint CEO Presentation Transcript, in each case, in connection with the Merger. Copies of each of the foregoing are furnished as Exhibits 99.1, 99.2, 99.3, 99.4, 99.5, and 99.6, respectively, hereto and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of March 20, 2016, by and among IHS Inc., Markit Ltd., and Marvel Merger Sub, Inc.†

99.1	Screenshot of TheSource internal intranet homepage, posted March 21, 2016

99.2	IHS FAQs for Employees and Colleagues, dated March 21, 2016

99.3	Memo to Colleagues, dated March 21, 2016

99.4	IHS FAQs for Customers, dated March 21, 2016

99.5	Q1 Colleague Video Transcript, dated March 21, 2016

99.6	Joint CEO Presentation Transcript, dated March 21, 2016

†	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule will be furnished supplementally to the Securities and Exchange Commission upon request.

Important Information About the Transaction and Where to Find It

In connection with the proposed transaction, Markit will file with the Securities and Exchange Commission (“SEC”) a registration statement on Form F-4 that will include a joint proxy statement of IHS and Markit. IHS and Markit may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the joint proxy statement/prospectus or registration statement or any other document which IHS or Markit may file with the SEC. INVESTORS AND SECURITY HOLDERS OF IHS AND MARKIT ARE URGED TO READ THE REGISTRATION STATEMENT, THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the registration statement and the joint proxy statement/prospectus (when available) and other documents filed with the SEC by IHS and Markit through the web site maintained by the SEC at www.sec.gov or by contacting the investor relations department of IHS or Markit at the following:

IHS	Markit
15 Inverness Way East	4th Floor, Ropemaker Place,
Englewood, CO 80112	25 Ropemaker St., London England EC2 9LY
Attention: Investor Relations	Attention: Investor Relations:
+1 303-397-2969	+44 20 7260 2000

Participants in the Solicitation

IHS, Markit, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding IHS’s directors and executive officers, and their direct or indirect interests in the transaction, by security holdings or otherwise, is contained in IHS’s Form 10-K for the year ended November 30, 2015 and its proxy statement filed on February 24, 2016, which are filed with the SEC. Information regarding the directors and executive officers of Markit, and their direct or indirect interests in the transaction, by security holdings or otherwise, is contained in Markit’s 20-F for the year ended December 31, 2015, and Markit’s proxy statement filed on Form 6-K on March 27, 2015, which are filed with the SEC. A more complete description will be available in the registration statement on Form F-4 and the joint proxy statement/prospectus.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “target,” similar expressions, and variations or negatives of these words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof. These and other forward-looking statements, including the failure to consummate the proposed transaction or to make or take any filing or other action required to consummate such transaction on a timely matter or at all, are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to, (i) the completion of the proposed transaction on anticipated terms and timing, including obtaining shareholder or stockholder (as applicable) and regulatory approvals, anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of the combined company’s operations and other conditions to the completion of the merger, (ii) the ability of IHS and Markit to integrate the business successfully and to achieve anticipated synergies, risks and costs, (iii) potential litigation relating to the proposed transaction that could be instituted against IHS, Markit or their respective directors, (iv) the risk that disruptions from the proposed transaction will harm IHS’s and Markit’s business, including current plans and operations, (v) the ability of IHS or Markit to retain and hire key personnel, (vi) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the merger, (vii) continued availability of capital and financing and rating agency actions, (viii) legislative, regulatory and economic developments, (ix) potential business uncertainty, including changes to existing business relationships, during the pendency of the merger that could affect IHS’s and/or Markit’s financial performance, (x) certain restrictions during the pendency of the merger that may impact IHS’s or Markit’s ability to pursue certain business opportunities or strategic transactions and (xi) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as management’s response to any of the aforementioned factors. These risks, as well as other risks associated with the proposed merger, will be more fully discussed in the joint proxy statement/prospectus that will be included in the registration statement on Form F-4 that will be filed with the SEC in connection with the proposed merger. While the list of factors presented here is, and the list of factors to be presented in the registration statement on Form F-4 are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on IHS’s or Markit’s consolidated financial condition, results of operations, credit rating or liquidity. Neither IHS nor Markit assumes any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 21, 2016	IHS INC.

	By:	/s/ Stephen Green
	Name:	Stephen Green
	Title:	Executive Vice President, Legal and Corporate Secretary

IHS INC.

Exhibit Index

Exhibit Number	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of March 20, 2016, by and among IHS Inc., Markit Ltd., and Marvel Merger Sub, Inc.†

99.1	Screenshot of TheSource internal intranet homepage, posted March 21, 2016

99.2	IHS FAQs for Employee and Colleagues, dated March 21, 2016

99.3	Memo to Colleagues, dated March 21, 2016

99.4	IHS FAQs for Customers, dated March 21, 2016

99.5	Q1 Colleague Video Transcript, dated March 21, 2016

99.6	Joint CEO Presentation Transcript, dated March 21, 2016

†	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule will be furnished supplementally to the Securities and Exchange Commission upon request.

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